UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 5, 2012

BULLFROG GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-164908	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado		81505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 628-1670

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

On September 5, 2012, Bullfrog Gold Corp. (the “Company”) issued and sold to an accredited investor a Promissory Note (the “Promissory Note”) in the principal amount of $200,000. The Promissory Note accrues interest at the rate of three percent (3%) per month, on a 360 day per year basis.  The Promissory Note matures on October 1, 2012 (the “Initial Maturity Date”).  On the Initial Maturity Date, the Company may extend the Initial Maturity Date from October 1, 2012 to October 15, 2012 (the “Initial Extension Maturity Date”) by paying to the Holder an initial note extension payment equal to 50,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issuable on the date such extension is elected (the “Initial Extension Payment”).

Furthermore, if the Initial Maturity Date of the Note is extended to the Initial Maturity Extension Date and, on such date, the Company fails to pay the principal amount of the Promissory Note, along with all accrued but unpaid interest thereon, then the Initial Extension Maturity Date shall automatically be extended to December 1, 2012 (the “Second Maturity Date”).  If the Promissory Note is automatically extended to the Secondary Maturity Date, then the Company shall pay to the holder of the Promissory Note an extension payment equal to 100,000 shares of Common Stock (the “Extension Payment”).

The Company may prepay the Promissory Note, in whole or in part, at any time prior to Initial Extension Maturity Date, or the Second Maturity Date, as then applicable, by paying a prepayment penalty to the Holder equal to 100,000 shares of the Common Stock (the “Prepayment Penalty”).  However, in the event the Company is required to pay the Extension Payment, any Prepayment Penalty that the Company would otherwise be required to pay to the holder of the Note will be waived.

The Promissory Note was offered and sold to an accredited investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933.

The foregoing information is a summary of the Promissory Note involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the Promissory Note, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the exhibit for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No .	Description

10.1	3% Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 11, 2012

BULLFROG GOLD CORP.

By:	/s/ David Beling
Name: David Beling
Title: President, Chief Executive Officer and Chief Financial Officer